SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 20, 2000



                          THE GOLDMAN SACHS GROUP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)




            DELAWARE                   NO. 001-14965           NO. 13-4019460
            --------                   -------------           --------------
(State or Other Jurisdiction of      (Commission File           (IRS Employer
         Incorporation)                  Number)             Identification No.)



            85 BROAD STREET
           NEW YORK, NEW YORK                                  10004
           ------------------                                  -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 902-1000
                                                    --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On June 20, 2000, The Goldman Sachs Group, Inc. reported net earnings of $755 million, or $1.48 per diluted share, for its fiscal second quarter ended May 26, 2000.

                                BUSINESS SEGMENTS

GLOBAL CAPITAL MARKETS
----------------------

         Net revenues in Global Capital Markets, which includes Investment Banking and Trading and Principal Investments, were $2.99 billion, 10% above the second quarter of 1999 and 10% lower than the record first quarter of 2000.

         INVESTMENT BANKING. Investment Banking generated net revenues of $1.59 billion, a 59% increase from last year's second quarter and 29% above the prior quarter. Revenue growth was strong in all major regions, particularly in Europe.

         Net revenues in the Financial Advisory business increased 40% over the same period in 1999, primarily due to increased mergers and acquisitions activity in the high technology, financial institutions, and energy and power sectors.

         Underwriting net revenues increased 79% compared to the same 1999 period as the firm capitalized on strong equity new issue activity in the communications, media and entertainment and high technology sectors.

         TRADING AND PRINCIPAL INVESTMENTS. Net revenues in Trading and Principal Investments were $1.40 billion for the quarter, 19% lower than the second quarter of 1999 and 33% lower than the record first quarter of 2000.

         FICC net revenues decreased 30% compared to a strong second quarter of 1999, as higher interest rates and widening credit spreads led to a slowdown in new issue transactions and general declines in secondary market activity across many fixed income products.

         Net revenues in Equities rose by 76% over the same 1999 period as increased customer flow and higher levels of market volatility led to growth in most components of the business. Net revenue growth was particularly strong in equity derivatives and Pan-European shares compared to the same prior year period.

         Principal Investments experienced negative net revenues of $321 million as significant market declines in technology and telecommunications stocks led to a partial reversal of unrealized gains recorded primarily in the prior two quarters. These negative net revenues, when adjusted for the related reduction in compensation expense and taxes, lowered the firm's earnings per diluted share in the second quarter by $0.19.

ASSET MANAGEMENT AND SECURITIES SERVICES
----------------------------------------

         Asset Management and Securities Services net revenues were $1.16 billion, 55% above the same prior year period, but essentially unchanged from the prior quarter.

         Asset Management net revenues increased 65% over last year's second quarter, primarily reflecting a 34% increase in average assets under management as well as favorable changes in the composition of assets managed.

         Securities Services net revenues were 45% higher than the same 1999 period, due to continued growth in the firm's prime brokerage business and increased customer balances in securities lending and margin lending.

         Commissions increased 54% compared to the same period last year as transaction volumes in global equity markets rose to record levels.

                                    EXPENSES

         Operating expenses were $2.90 billion. The ratio of compensation and benefits to net revenues was 50% for the second quarter of 2000. Excluding the effects of the initial public offering awards and the charitable contributions, non-compensation-related expenses rose 42% compared to the same period in 1999, primarily due to costs associated with higher employment levels, global expansion and growth in business activity. The firm's effective tax rate for the second quarter was 40%.

                                     CAPITAL

         As of May 26, 2000, total capital was $36.6 billion, consisting of $11.9 billion in stockholders' equity and $24.7 billion in long-term debt. Book value per share was $24.60, based on common shares outstanding, including restricted stock units granted to employees with no future service requirements, of 483,995,863 at period end. The firm repurchased 588,000 shares of its common stock during the quarter.

                                    DIVIDEND

         The Board of Directors of The Goldman Sachs Group, Inc. declared a dividend of $0.12 per share to be paid on August 24, 2000, to voting and nonvoting common shareholders of record on July 24, 2000.

              Cautionary Note Regarding Forward-Looking Statements
              ----------------------------------------------------

         Statements in this Current Report on Form 8-K may constitute "forward-looking statements." These forward-looking statements represent only the firm's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. For a discussion of some of the risks and factors that could affect the firm's future results, see "Business - Certain Factors That May Affect Our Business" in the firm's Annual Report on Form 10-K for the fiscal year ended November 26, 1999.

                                          THE GOLDMAN SACHS GROUP, INC. AND SUBSIDIARIES
                                                   BUSINESS SEGMENT NET REVENUES
                                                            (unaudited)
                                                          ($ in millions)

                                  THREE MONTHS ENDED                  CHANGE FROM               SIX MONTHS ENDED        CHANGE FROM
                           ----------------------------------  -----------------------   ---------------------------  ------------
                           May 26,  February 25,   May 28,     February 25,  May 28,       May 26,        May 28,       May 28,
                            2000       2000          1999         2000         1999          2000          1999          1999
                           -------- ------------  -----------  ------------  ---------   -------------  ------------  ------------

Global Capital Markets
----------------------
Financial Advisory           $ 712        $ 583        $ 510            22  %      40  %      $ 1,295       $ 1,032            25  %
Underwriting                   882          653          492            35         79           1,535           872            76
                           -------- ------------  -----------                            -------------  ------------

Investment Banking         $ 1,594      $ 1,236      $ 1,002            29         59         $ 2,830       $ 1,904            49
                           -------- ------------  -----------                            -------------  ------------

FICC                         $ 634      $ 1,016        $ 911           (38)       (30)        $ 1,650       $ 1,787            (8)
Equities                     1,086          858          618            27         76           1,944         1,073            81
Principal Investments         (321)         214          189          N.M.       N.M.            (107)          215          N.M.
                           -------- ------------  -----------                            -------------  ------------

Trading and Principal
   Investments             $ 1,399      $ 2,088      $ 1,718           (33)       (19)        $ 3,487       $ 3,075            13
                           -------- ------------  -----------                            -------------  ------------

Total Global Capital
   Markets                 $ 2,993      $ 3,324      $ 2,720           (10)        10         $ 6,317       $ 4,979            27
                           -------- ------------  -----------                            -------------  ------------

Asset Management and
Securities Services
-------------------
Asset Management             $ 354        $ 306        $ 214            16  %      65  %        $ 660         $ 416            59  %
Securities Services            252          238          174             6         45             490           381            29
Commissions                    556          625          361           (11)        54           1,181           688            72
                           -------- ------------  -----------                            -------------  ------------

Total Asset Management
   and Securities Services $ 1,162      $ 1,169        $ 749            (1)        55         $ 2,331       $ 1,485            57
                           -------- ------------  -----------                            -------------  ------------

Total net revenues         $ 4,155      $ 4,493      $ 3,469            (8)        20         $ 8,648       $ 6,464            34
                           ======== ============  ===========                            =============  ============

                                                               * * *

                                                     ASSETS UNDER SUPERVISION
                                                            (unaudited)
                                                          ($ in millions)

                                         AS OF                        CHANGE FROM                    AS OF
                           ------------------------------------  -----------------------   ---------------------------
                           May 31,    February 29,   May 31,     February 28,  May 31,      November 30,  November 30,
                            2000         2000          1999         2000         1999          1999          1998
                           ---------- ------------  -----------  ------------  ---------   -------------  ------------

Assets under management     $276,610    $ 279,617    $ 206,553            (1) %      34  %    $ 258,045     $ 194,821
Other client assets          235,103      272,991      176,369           (14)        33         227,424       142,018
                           ---------- ------------  -----------                            -------------  ------------

Total assets under
 supervision (1)            $511,713    $ 552,608    $ 382,922            (7)        34       $ 485,469     $ 336,839
                           ========== ============  ===========                            =============  ============

(1) Substantially all assets under supervision are valued as of calendar month end.

                                          THE GOLDMAN SACHS GROUP, INC. AND SUBSIDIARIES
                                                Consolidated Statements of Earnings
                                                            (unaudited)

                                                                 THREE MONTHS ENDED                     SIX MONTHS ENDED

                                                    ---------------------------------------------  ----------------------------
                                                       May 26,       February 25,     May 28,         May 26,        May 28,
                                                        2000            2000        1999 (1) (2)       2000           1999
                                                    --------------  --------------  -------------  --------------  ------------
                                                                (in millions, except share and per share amounts)

Revenues
Global capital markets
    Investment banking                                    $ 1,585         $ 1,230        $ 1,002         $ 2,815       $ 1,904
    Trading and principal investments                       1,335           2,096          1,719           3,431         3,117
Asset management and securities services                      942             944            616           1,886         1,159
Interest income                                             4,334           3,694          3,018           8,028         6,031
                                                    --------------  --------------  -------------  --------------  ------------
    Total revenues                                          8,196           7,964          6,355          16,160        12,211

Interest expense                                            4,041           3,471          2,886           7,512         5,747
                                                    --------------  --------------  -------------  --------------  ------------
    Revenues, net of interest expense                       4,155           4,493          3,469           8,648         6,464

Operating expenses

Compensation and benefits, excluding employee
     initial public offering awards                         2,077           2,247          1,953           4,324         3,228
Nonrecurring employee initial public offering awards            -               -          2,257               -         2,257
Amortization of employee initial public offering
     awards                                                   101             111             39             212            39
Brokerage, clearing and exchange fees                         154             129            109             283           220
Market development                                            111             106             78             217           155
Communications and technology                                 100              93             71             193           149
Depreciation and amortization                                 102             101             61             203           158
Occupancy                                                     101              95             67             196           145
Professional services and other                               151             132            121             283           212
Charitable contribution                                         -               -            200               -           200
                                                    --------------  --------------  -------------  --------------  ------------
    Total operating expenses                                2,897           3,014          4,956           5,911         6,763

Pre-tax earnings / (loss)                                   1,258           1,479         (1,487)          2,737          (299)
Provision / (benefit) for taxes                               503             592         (1,827)          1,095        (1,646)
                                                    --------------  --------------  -------------  --------------  ------------
Net earnings                                                $ 755           $ 887          $ 340         $ 1,642       $ 1,347
                                                    ==============  ==============  =============  ==============  ============

Earnings per share
Basic                                                      $ 1.56          $ 1.83         $ 0.72          $ 3.39        $ 2.84
Diluted                                                      1.48            1.76           0.71            3.23          2.81

Average common shares outstanding
Basic                                                 484,380,052     484,576,498    474,712,271     484,478,275   474,712,271
Diluted                                               510,262,727     505,387,044    479,908,301     507,824,885   479,908,301

---------------
(1) Includes approximately ten weeks as a partnership and three weeks as a corporation.
(2) Nonrecurring items recognized in connection with the firm's initial public offering reduced net earnings by $672 million and diluted earnings per share by $1.40 for the three months ended May 28, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE GOLDMAN SACHS GROUP, INC.
                                                     (Registrant)



Date: June 20, 2000                         By: /s/ Gregory K. Palm
                                                ------------------------------
                                                Name:  Gregory K. Palm
                                                Title: General Counsel